Exhibit 10.1

WARRANTS CANCELLATION AND EXCHANGE AGREEMENT

This WARRANTS CANCELLATION AND EXCHANGE AGREEMENT (this “Agreement”), dated as of [●], 2026 (the “Effective Date”), is entered into by and between Fusion Fuel Green PLC, an Irish public limited company (the “Company”), and [HOLDER NAME] (the “Holder”). Each of the Company and the Holder is sometimes referred to in this Agreement individually as a “Party” and, collectively, as the “Parties.”

RECITALS

The Holder is the holder of the outstanding warrants to purchase the Company’s Class A ordinary shares with a nominal value of $0.0035 each (“Class A Ordinary Shares”) set forth on Schedule A hereto (collectively, the “Existing Warrants”, copies of which are attached hereto as Exhibit A).

The Company and the Holder desire to cancel the Existing Warrants and exchange them for warrants to purchase Class A Ordinary Shares in the form attached hereto as Exhibit B (the “New Warrants”), which shall be exercisable for Class A Ordinary Shares or, to the extent provided therein, pre-funded warrants in the form attached hereto as Exhibit C (the “New Pre-Funded Warrants”), with such exchange (the “Warrants Cancellation and Exchange”) being conducted in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, the Parties, intending to be legally bound, hereby agree as follows:

1. Warrants Cancellation and Exchange. The Company and the Holder agree to the Warrants Cancellation and Exchange. The Warrants Cancellation and Exchange is being conducted in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act and the Company acknowledges and agrees that in accordance with Section 3(a)(9) of the Securities Act and Rule 144 promulgated under the Securities Act, the New Warrants issued in exchange for the Existing Warrants shall be deemed to be acquired on the date of issuance of the applicable Existing Warrants and the Company agrees not to take a position to the contrary. The New Warrants shall have the exercise prices, beneficial ownership limitations and expiration dates, and shall be exercisable for the number of Class A Ordinary Shares set forth on Schedule A hereto, with each Existing Warrant exchanged for a New Warrant exercisable for the same number of Class A Ordinary Shares on a one-for-one basis. The Existing Warrants shall be cancelled and irrevocably and unconditionally surrendered and forfeited without any payment of any form and without any liability to any party (or any affiliate of such party) hereto. From and after the date of this Agreement, the Existing Warrants will be of no further force or effect, and the rights and obligations of each of the parties thereunder shall terminate, and the Holder hereby relinquishes, on behalf of itself and on behalf of its affiliates and representatives, beneficiaries, executors, trustees, administrators, successors, heirs, and assigns (each a “Holder Related Party”), all rights currently or hereafter existing under the Existing Warrants. The Holder, on behalf of itself and on behalf of each Holder Related Party, hereby releases, remises and forever discharges any and all rights and claims that any Holder Related Party has had, now has or might have against the Company and its affiliates under or in respect of the Existing Warrants, except for rights and claims arising from or in connection with this Agreement.

2. Conditions to Effectiveness of Agreement. This Agreement shall become effective upon receipt by the Company and the Holder of counterpart signatures to this Agreement duly executed and delivered by the Company and the Holder.

3. Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company, as of the Effective Date and as of each date on which the Holder exercises any New Warrant for cash (each, an “Exercise Date”), as follows:

(a)	Organization; Authority. The Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (if an entity), has full power and authority to enter into and perform this Agreement, and this Agreement constitutes the valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

(b)	Ownership of Existing Warrants. The Holder is the sole record and beneficial owner of the Existing Warrants, free and clear of all liens, pledges, encumbrances and adverse claims, and has not sold, assigned or otherwise transferred any Existing Warrant or any interest therein. The Holder has not paid or received, and will not pay or receive, any commission or other remuneration, directly or indirectly, for soliciting the Warrants Cancellation and Exchange.

(c)	Accredited Investor Status. The Holder is, and on each Exercise Date will be, an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is not, and has not been formed for the specific purpose of acquiring the New Warrants, the New Pre-Funded Warrants or the Class A Ordinary Shares issuable upon exercise thereof (collectively, the “Securities”) by, a person that is not an accredited investor. The Holder will furnish such information and documentation as the Company may reasonably request to verify such status.

(d)	Investment Intent. The Holder is acquiring any Securities issued upon a cash exercise of a New Warrant for its own account, for investment purposes only, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any applicable state securities laws; provided, that this representation does not limit the Holder’s right to sell Securities pursuant to an effective registration statement or an available exemption from registration.

(e)	Sophistication; Access to Information. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear the economic risk of such investment, including a complete loss thereof, has had the opportunity to ask questions of and receive answers from the Company concerning the Company, the Securities and the Warrants Cancellation and Exchange, and has reviewed the Company’s filings with the Securities and Exchange Commission.

(f)	No General Solicitation. The Holder is not acquiring any Securities as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet, or presented at any seminar, or any other general solicitation or general advertisement.

(g)	Restricted Securities; Legends. The Holder understands that any Securities issued upon a cash exercise of a New Warrant (other than Class A Ordinary Shares issued pursuant to an effective registration statement covering such issuance) have not been registered under the Securities Act or any state securities laws, are being issued in reliance upon exemptions from registration that depend in part on the accuracy of the Holder’s representations herein, will be “restricted securities” within the meaning of Rule 144 under the Securities Act, and may bear a customary restrictive legend to that effect, and that such Securities may not be resold except pursuant to an effective registration statement or an available exemption from registration.

(h)	Bad Actor. Neither the Holder nor, to its knowledge, any of its beneficial owners of 20% or more of its outstanding voting equity securities is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act.

(i)	Residence. The Holder’s principal place of business (or, if the Holder is an individual, residence) is located in the jurisdiction set forth beneath its name on the signature page hereto, and the Holder will promptly notify the Company of any change thereto.

4. Covenants of the Holder.

(a)	Notice of Change in Status. The Holder shall notify the Company in writing promptly, and in any event prior to delivering any notice of exercise of a New Warrant, if the Holder ceases to be an accredited investor or if any representation or warranty in Section 3 ceases to be true and correct in any material respect.

(b)	Exercise Only as Accredited Investor. The Holder shall not exercise any New Warrant for cash unless, at the time of such exercise, the Holder is an accredited investor and the representations and warranties in Section 3 are true and correct. Each notice of exercise of a New Warrant for cash shall constitute the Holder’s reaffirmation of such representations and warranties as of the applicable Exercise Date, and the Company may require, as a condition to issuing any Securities upon such exercise, a written certification of the Holder to such effect. The Company shall have no obligation to honor any cash exercise of a New Warrant if the Holder is not an accredited investor on the applicable Exercise Date, unless the issuance of the applicable Class A Ordinary Shares is then covered by an effective registration statement under the Securities Act.

(c)	Cooperation with Filings. The Holder shall provide the Company with such information as the Company may reasonably request in connection with any Form D or any notice filing under applicable state securities or “blue sky” laws relating to the Warrants Cancellation and Exchange or any exercise of the New Warrants.

(d)	Transfer Restrictions. The Holder shall not offer, sell, pledge or otherwise transfer any Securities except pursuant to an effective registration statement under the Securities Act or an available exemption from registration and in compliance with applicable state securities laws.

5. Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder or under the New Warrants or the New Pre-Funded Warrants (other than any Notice of Exercise (as defined in the New Warrants or the New Pre-Funded Warrants, as applicable), which shall be delivered as provided therein) shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company as follows:

Fusion Fuel Green PLC

Address: 9 Pembroke Street Upper, Dublin D02 KR83, Ireland

Attention: Chief Executive Officer, Frederico Figueira de Chaves

E-mail: fchaves@fusion-fuel.eu

Any and all notices or other communications or deliveries to be provided by the Company hereunder or under the New Warrants or the New Pre-Funded Warrants shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to the Holder at the e-mail address or address of the Holder appearing on the Warrant Register (as defined in the New Warrants) or the books of the Company or set forth on the signature page hereto.

Any notice or other communication or deliveries hereunder or under the New Warrants or the New Pre-Funded Warrants shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. This Section 5 constitutes the notice provisions of this Agreement referred to in Section 5(h) of the New Warrants and the New Pre-Funded Warrants, and the addresses set forth or referred to in this Section 5 shall be the addresses in effect for notices for purposes of Section 5(e) thereof. As used herein, “Trading Day” has the meaning set forth in the New Warrants.

6. Counterparts. This Agreement may be executed by the Parties in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

7. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

8. Binding Agreement. This Agreement shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

9. Headings. The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

10. Complete Agreement. This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.

Fusion Fuel Green PLC

By:
Name:	Frederico Figueira de Chaves
Title:	Chief Executive Officer

HOLDER

[HOLDER NAME]

By:
Name:	[●]
Title:	[●]
Address: [●]
E-mail for Notices: [●]

Schedule A

Holder: [HOLDER NAME]

Existing Warrant Series	Number of Existing Warrant Shares	Number of New Warrant Shares (one-for-one)	[New Warrants Exercise Price][1]	[Beneficial Ownership Limitation]	[New Warrants Expiration Date]
[December 2025 $3.50 Warrants]	[●]		[$[●]]	[4.99%/9.99%]
[December 2025 $5.00 Warrants]	[●]		[$[●]]	[4.99%/9.99%]
[February 2026 $5.148 Warrants]	[●]		[$[●]]	[4.99%/9.99%]
[February 2026 $6.864 Warrants]	[●]		[$[●]]	[4.99%/9.99%]
[August 2026 $3.50 Warrants]	[●]		[$[●]]	[4.99%/9.99%]
TOTAL:	[●]

1 The exercise price of each New Warrant shall be as set forth above and shall in no event be less than $0.50 per share. Such exercise price shall be reduced by $0.0035 for each share that the Holder elects, upon exercise of a New Warrant, to purchase New Pre-Funded Warrants in lieu thereof, and the exercise price of the New Pre-Funded Warrants shall be $0.0035 per share.

Exhibit A

Existing Warrants

(Separately Attached)

Exhibit B

Form of New Warrants

(Separately Attached)

Exhibit C

Form of New Pre-Funded Warrants

(Separately Attached)